Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 17, 1999
                                                 -------------------------------


                      ATLANTIC GULF COMMUNITIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       1-8967                      59-0720444
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(State or Other Juris-           (Commission File              (IRS Employer
diction of Incorporation)             Number)                Identification No.)


2601 South Bayshore Drive
    Miami, Florida                                        33133-5461
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   (Address of Principal                                  (Zip Code)
    Executive Offices)



                                 (305) 859-4000
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On June 17, 1999, the  Registrant  issued the press release  attached  hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release announces the reduction in the exercise price of its Investor Warrants and Series B Warrants from $5.75 per warrant share to $4.78 per warrant share, effective as of March 31, 1999, pursuant to the warrant exercise price reset provisions contained in the applicable warrant agreements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release issued Wednesday, June 17, 1999, by the Registrant announcing the reduction in the exercise price of its Investor Warrants and Series B Warrants from $5.75 per warrant share to $4.78 per warrant share, effective as of March 31, 1999, pursuant to the warrant exercise price reset provisions contained in the applicable warrant agreements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ATLANTIC GULF COMMUNITIES CORPORATION
                                                 (Registrant)


                                      /s/    THOMAS W. JEFFREY
                                      ------------------------------------------
Date:  June 17, 1999                  By:    Thomas W. Jeffrey
                                      Title: Executive Vice President and
                                             Chief Financial Officer